UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2006

QUANEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5725	38-1872178
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 West Loop South, Suite 1500, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   713-961-4600

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 23, 2006, Quanex Corporation issued a press release (the "Earnings Press Release") reporting its earnings results for the first quarter of 2006. The foregoing is qualified by reference to the Earnings Press Release which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 23, 2006, Quanex Corporation (the "Company") issued a press release (the "Dividend Press Release") announcing that its Board of Directors raised the Company's common stock cash dividend. The Company also announced that in a separate action the Board of Directors declared a three for two stock split, to be issued in the form of a 50% stock dividend. The foregoing is qualified by reference to the Dividend Press Release which is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated February 23, 2006 announcing the Company's first quarter 2006 earnings results

    Exhibit 99.2.       Press release dated February 23, 2006 announcing the Company's cash dividend increase and stock split in the form of a stock dividend

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANEX CORPORATION (Registrant)
February 23, 2006 (Date)	/s/ RAYMOND A. JEAN Raymond A. Jean Chairman of the Board, President and Chief Executive Officer

Exhibit Index
99.1	Press release dated February 23, 2006 announcing the Company's first quarter 2006 earnings results
99.2	Press release dated February 23, 2006 announcing the Company's cash dividend increase and stock split in the form of a stock dividend